“Focused manufacturer of engineered lifting equipment” Exhibit 99.2 Manitex International, Inc. Conference Call Fourth Quarter and Full Year 2012 March 11th, 2013

Forward Looking Statements &
Non GAAP Measures
“Focused
manufacturer of
engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s Full Year and Fourth Quarter 2012 Earnings Release on the Investor Relations section of our website www.manitexinternational.com
for a description and/or reconciliation of these measures.

“Focused
manufacturer of
engineered lifting
equipment”
Overview
• 2012 was another year of record growth and strong financial performance.
–
Sales of $205.2 million (44% increase)
–
Net income of $8.1 million (191% increase)
–
EPS $0.68 (183% increase)
–
EBITDA $18.0 million (61% increase), 8.7% of sales
–
Backlog $130.4 million (56% increase)
• Economies remain in slow growth state together with continued uncertainty. N.
America general commercial activity inching upwards (including rental activity),
Europe flat at best, selective international demand. Energy sector medium term outlook very positive
• We remain optimistic for above average sector growth in 2013 and beyond supported by:
–
Approx. 50% of business involved with high long term growth energy sector
–
Well received product launches in 2012 and planned 2013 launches
–
Replacement cycle for older equipment approaching, and continued uptick in demand
–
Parts sales to follow increase in unit sales over past few years

“Focused
manufacturer of
engineered lifting
equipment”
Business Update
•Market conditions consistent with prior quarter
•Significant degree of uncertainty still exists in N. America, influencing buying decisions
•N. American general construction / housing steady, but still relatively subdued. Energy still active and positive outlook
•European markets continue to be adversely impacted from economic conditions and lack of credit
•Selective international markets and sectors remain a positive opportunity
•Product demand profile remains consistent with recent quarters i.e. still focused on more specialized, higher tonnage units or industry specific product (e.g. energy).
•
12/31/12 Backlog $130.4 million
•YOY increase 56%, sequential quarter increase 4%
•Broad based order book although boom trucks continue to be heavily represented
•
Strongest demand for our Manitex boom trucks. Large tonnage unit shipments up over
120% compared to 2011
•
Specialized trailer demand continues to strengthen in response to continued product developments and mining, rail and international demand
•
Invested in sales network with several new distributors appointed in last 12 months
•
Product offering expanded, key focus to benefit from selling newly introduced products

Key Figures - Annual
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
2012 2011 2010
Net sales $205,249 $142,291 $95,875
% change in 2012 to prior period
44.2% 114.1%
Gross profit 40,464 29,250 23,334
Gross margin %
19.7% 20.6% 24.3%
Operating expenses 26,005 22,649 17,797
Net Income 8,077 2,780 2,109
Earnings per share $0.68 $0.24 $0.19
Ebitda 17,957 11,120 8,676
Ebitda % of Sales
8.7% 7.8% 9.0%
Working capital 61,426 41,032 31,692
Current ratio 2.4 2.4 2.4
Backlog 130,352 83,700 39,905
% change in 2012 to prior period
55.7% 226.7%

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q4-2012 Q4-2011 Q3-2012
Net sales $56,524 $36,561 $53,380
% change in Q4-2012 to prior period
54.6% 5.9%
Gross profit 10,322 7,489 10,810
Gross margin %
18.3% 20.5% 20.3%
Operating expenses 7,046 6,614 6,343
Net Income 2,014 289 2,504
Earnings Per Share $0.16 $0.03 $0.21
Ebitda 4,102 2,876 5,349
Ebitda % of Sales
7.3% 7.9% 10.0%

“Focused
manufacturer of
engineered lifting
equipment”
2012 Operating Performance
$m $m
2011 Net income 2.8
Gross profit impact of increased sales of $63.0 million
(2012 sales less 2011 sales at 2011 gross profit % ).
13.0
Impact from lower margin
(2012 gross profit % - 2011 gross profit % multiplied by 2012 sales)
(1.8)
Increase in gross profit 11.2
Increase in R&D expense
Increase in SG&A expenses
2011 legal settlement
(0.9)
(3.7)
1.2
Interest 0.1
Other income / (expense) (0.2)
Increase in tax (2.4)
2012 Net income $       8.1

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
2012 2011 2010
Working Capital $61,426 $41,032 $31,692
Days sales outstanding (DSO) 58 60 60
Days payable outstanding (DPO) 51 59 62
Inventory turns 3.0 2.7 2.9
Current ratio 2.4 2.4 2.4
Operating working capital 74,300 50,007 36,763
Operating working capital % of
annualized LQS
32.9% 34.2% 31.1%
•Major movements in working capital increase 2012 v 2011 of $20.4m
•Cash, net of short term credit facility, $0.9m, Receivables $12.3m, inventory
$19.0m,  offset by increased accounts payable $7.0m, accrued expenses
$2.8m,  other current liabilities $1.2m, and short term notes payable $0.9m
•Inventory: increases in raw materials $11.6m and WIP $3.2m and finished goods
$4.2m to support growth
•Working capital ratios in good position v 2011

“Focused
manufacturer of
engineered lifting
equipment”
$000
2012 2011 2010
Total Cash 1,889 71 662
Total Debt 49,138 42,227 34,019
Total Equity 59,533 46,794 43,274
Net capitalization 106,782 88,950 76,631
Net debt / capitalization 44.2% 47.4% 43.5%
EBITDA 17,957 11,120 8,676
EBITDA % of sales 8.7% 7.8% 9.0%
•Increase in debt at 12/31/2012 from 12/31/2011 of $6.9m, ($5.1m net of cash)
• Increase in lines of credit, equipment finance and Italian working capital finance $13.5m
• Repayments of  $6.6 m on long term debt
•N. American revolver facilities, based on available collateral at 12/31/12 was $43m.
•N. American revolver availability at 12/31/12 of $7.8m
•Record EBITDA of $18 million for 2012
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Niche product and market strategy continues to deliver strong growth potential
• Solid 2012 financial performance and strategic developments
– Output capabilities expanded
– Significant expansion into new high growth markets to complement traditional commercial focus
– New products launched or in pipeline
– Balance sheet strengthened by debt repayments and working
capital facilities increased for continued growth
• Optimistic outlook
– Expect full year 2013 to be another year of profitable growth